SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 30, 2002
                                                         -----------------------



       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               333-75072                                Not Applicable
--------------------------------------      ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)


  Level 6, 48 Martin Place, Sydney, 2000 Australia              Not Applicable
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)


                               (011) 612-9378-5293
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






--------------------------------------------------------------------------------
                         Exhibit Index Located on Page 4
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS


On 20 April, 2001 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2001-1G Medallion Trust (the Trust), publicly issued US$1,100,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due 18 August 2032 (the Notes) pursuant to a registration statement (No. 333- 58094) declared effective on April 3, 2001. Securitisation Advisory
Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,540,000 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $1,098,460,000 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

On August 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On November 19, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On February 19, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On May 20, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (a)   Financial Statements of Business Acquired.

                    Not applicable

              (b)   Pro Forma Financial Information.

                    Not applicable

              (c)   Exhibits.


              Exhibit
                 No.            Document Description
              --------          ---------------------

                99.4 The Quarterly Servicing Report for the Distribution Date on May 20, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.


                              Securitisation Advisory Services Pty Limited
                              --------------------------------------------------
                              (Registrant)



Dated: May 21, 2002                     By:  /s/ Alicja Blackburn
                                           -------------------------------------
                                        Name:  Alicja Blackburn
                                        Title: Authorised Officer

Exhibit Index

--------------------------------------------------------------------------------
EXHIBIT                 DESCRIPTION
--------------------------------------------------------------------------------

99.4                    The Quarterly Servicing Report for the Distribution
                        Date on May 20, 2002.